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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12

                         The Hartford Mutual Funds, Inc.
                (Name of Registrant as Specified in Its Charter)

     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: ______

     (2)  Aggregate number of securities to which transaction applies: _________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________

     (4)  Proposed maximum aggregate value of transaction: _____________________

     (5)  Total fee paid: ______________________________________________________

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________

     (2)  Form, Schedule or Registration Statement No.: ________________________

     (3)  Filing Party: ________________________________________________________

     (4)  Date Filed: __________________________________________________________
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                                               [FORM OF PHONE SCRIPT]

                                        (COMPUTERSHARE FUND SERVICES LOGO)

                               HARTFORD/WO#17615: TOUCH-TONE TELEPHONE VOTING SCRIPT
                                         "THE HARTFORD MUTUAL FUNDS, INC."
                                               CARD TYPE: SMART CARD
                                         EXPECTED MAIL DATE: APRIL 25, 2007
                                            MEETING DATE: JUNE 26, 2007

                      TEST CONTROL NUMBER (S): XXX XXXXX XXX XXX TEST SECURITY CODE: XXXX XXXX

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
THE HARTFORD MUTUAL FUNDS, INC."

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."
"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

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OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled."   "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved."   "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"Please enter the number located in the shaded box on your proxy card".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

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OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

"PROPOSAL 1:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"PROPOSAL 2:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"PROPOSAL 3:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
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"PROPOSAL 4:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"PROPOSAL 5:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

"Your vote has been canceled."   "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."   "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH

"Please enter the number located in the shaded box on your proxy card".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.
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